UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549



                                 FORM 8-K



                              CURRENT REPORT



        Pursuant to Section 13 or 15 (d) of the Securities Exchange
                                Act of 1934



     Date of Report (Date of earliest event reported) February 9, 2001


                          INGERSOLL-RAND COMPANY
          (Exact name of registrant as specified in its charter)


    New Jersey                     1-985                      13-5156640
(State of incorporation)   (Commission File Number)      (I.R.S. Employer
                                                       Identification No.)


 Woodcliff Lake, New Jersey                                    07677
(Address of principal executive offices)                    (Zip Code)




     Registrant's telephone number, including area code (201) 573-0123



                           INGERSOLL-RAND COMPANY


Item 5.        OTHER EVENTS

               This current report on Form 8-K is being filed with the Securities Exchange Commission by Ingersoll-Rand Company ("IR") for the purpose of filing Exhibit 12 - Computation of the Ratio of Earnings to Fixed Charges and Exhibit 13 - Audited Financial Statements at and for the year ended December 31, 2000.

EXHIBITS


     12)  Computation of Ratio Earnings to Fixed Charges.

     13)  Audited Financial Statements at and for the year ended December
          31, 2000.












                       INGERSOLL-RAND COMPANY
                             SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               INGERSOLL-RAND COMPANY
                                    (Registrant)


Date February 9, 2001          /S/ S.R. Shawley
                               Steven R. Shawley
                               Vice President and Controller
                              (Principal Accounting Officer)